EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Y. Tristan Kuo, the Chief Financial Officer of AERKOMM INC. (the “Company”), DOES HEREBY CERTIFY that:

1. The Company’s Transition Report on Form 10-KT for the transition period ended December 31, 2018 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, the undersigned has executed this statement this 29th day of March, 2019.

/s/ Y. Tristan Kuo
Y. Tristan Kuo
Chief Executive Officer
(Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Aerkomm Inc. and will be retained by Aerkomm Inc. and furnished to the Securities and Exchange Commission or its staff upon request